Last Updated 2/19/2016

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2015 and 2014

Line		3 Months Ended December 31, 2015	3 Months Ended December 31, 2014	3 Months Incr (Decr)	12 Months Ended December 31, 2015	12 Months Ended December 31, 2014	12 Months Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY (Dollars in Millions)						
1	Arizona Public Service	$ 49	$ 20	$ 29	$ 469	$ 447	$ 22
2	El Dorado	-	(8)	8	(1)	(8)	7
3	Parent Company	(3)	(3)	-	(12)	(15)	3
4	Net income	46	9	37	456	424	32
5	Less: Net Income Attributable to Noncontrolling Interests	5	4	1	19	26	(7)
6	Net Income Attributable to Common Shareholders	$ 41	$ 5	$ 36	$ 437	$ 398	$ 39
	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED						
7	Arizona Public Service	$ 0.44	$ 0.18	$ 0.26	$ 4.21	$ 4.02	$ 0.19
8	El Dorado	-	(0.07)	0.07	(0.01)	(0.08)	0.07
9	Parent Company	(0.03)	(0.02)	(0.01)	(0.11)	(0.13)	0.02
10	Net income	0.41	0.09	0.32	4.09	3.81	0.28
11	Less: Net Income Attributable to Noncontrolling Interests	0.04	0.04	-	0.17	0.23	(0.06)
12	Net Income Attributable to Common Shareholders	$ 0.37	$ 0.05	$ 0.32	$ 3.92	$ 3.58	$ 0.34
13	**BOOK VALUE PER SHARE**	$ 41.30	$ 39.50	$ 1.80	$ 41.30	$ 39.50	$ 1.80
	COMMON SHARES OUTSTANDING (Thousands)						
14	Average - Diluted	111,149	111,284	(135)	111,552	111,178	374
15	End of Period	110,980	110,571	409	110,980	110,571	409

Page 1 of 4

Last Updated 2/19/2016

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2015 and 2014

Line		3 Months Ended December 31, 2015	3 Months Ended December 31, 2014	3 Months Incr (Decr)	12 Months Ended December 31, 2015	12 Months Ended December 31, 2014	12 Months Incr (Decr)
	ELECTRIC OPERATING REVENUES (Dollars in Millions)						
	Retail						
16	Residential	$ 328	$ 312	$ 16	$ 1,702	$ 1,640	$ 62
17	Business	349	353	(4)	1,584	1,558	26
18	Total retail	677	665	12	3,286	3,198	88
	Wholesale revenue on delivered electricity						
19	Traditional contracts	3	11	(8)	12	52	(40)
20	Off-system sales	37	34	3	137	174	(37)
21	Native load hedge liquidation	-	-	-	-	-	-
22	Total wholesale	40	45	(5)	149	226	(77)
23	Transmission for others	7	7	-	34	30	4
24	Other miscellaneous services	10	9	1	23	35	(12)
25	Total electric operating revenues	$ 734	$ 726	$ 8	$ 3,492	$ 3,489	$ 3
	ELECTRIC SALES (GWH)						
	Retail sales						
26	Residential	2,767	2,586	181	13,160	12,838	322
27	Business	3,445	3,486	(41)	14,791	14,747	44
28	Total retail	6,212	6,072	140	27,951	27,585	366
	Wholesale electricity delivered						
29	Traditional contracts	29	154	(125)	179	714	(535)
30	Off-system sales	2,328	1,038	1,290	6,161	4,482	1,679
31	Retail load hedge management	-	-	-	-	-	-
32	Total wholesale	2,357	1,192	1,165	6,340	5,196	1,144
33	Total electric sales	8,569	7,264	1,305	34,291	32,781	1,510

Page 2 of 4

Last Updated 2/19/2016

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2015 and 2014

Line		3 Months Ended December 31, 2015	3 Months Ended December 31, 2014	3 Months Incr (Decr)	12 Months Ended December 31, 2015	12 Months Ended December 31, 2014	12 Months Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS						
	Retail customers						
34	Residential	1,053,177	1,038,927	14,250	1,046,989	1,033,728	13,261
35	Business	130,846	129,812	1,034	130,505	129,351	1,154
36	Total retail	1,184,023	1,168,739	15,284	1,177,494	1,163,079	14,415
37	**Wholesale customers**	47	52	(5)	47	55	(8)
38	Total customers	1,184,070	1,168,791	15,279	1,177,541	1,163,134	14,407
39	Total customer growth (% over prior year)	1.3%	1.4%	(0.1)%	1.2%	1.4%	(0.2)%
	RETAIL SALES (GWH) - WEATHER NORMALIZED						
40	Residential	2,746	2,667	79	13,410	13,228	182
41	Business	3,419	3,464	(45)	14,699	14,688	11
42	Total	6,165	6,131	34	28,109	27,916	193
43	Retail sales (GWH) (% over prior year)	0.6%	1.6%	(1.0)%	0.7%	(1.0)%	1.7%
	RETAIL USAGE (KWh/Average Customer)						
44	Residential	2,627	2,489	138	12,569	12,419	150
45	Business	26,328	26,857	(529)	113,334	114,007	(673)
	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)						
46	Residential	2,607	2,567	40	12,808	12,796	12
47	Business	26,129	26,683	(554)	112,634	113,553	(919)
	ELECTRICITY DEMAND (MW)						
48	Native load peak demand	5,526	4,455	1,071	7,031	7,007	24
	WEATHER INDICATORS - RESIDENTIAL						
	Actual						
49	Cooling degree-days	73	24	49	1,822	1,699	123
50	Heating degree-days	463	290	173	717	535	182
51	Average humidity	41%	36%	5%	31%	28%	3%
	10-Year Averages						
52	Cooling degree-days	42	42	-	1,751	1,751	-
53	Heating degree-days	357	357	-	881	881	-
54	Average humidity	25%	25%	-	24%	24%	-

Page 3 of 4

Last Updated 2/19/2016

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2015 and 2014

Line		3 Months Ended December 31, 2015	3 Months Ended December 31, 2014	3 Months Incr (Decr)	12 Months Ended December 31, 2015	12 Months Ended December 31, 2014	12 Months Incr (Decr)
	ENERGY SOURCES (GWH)						
	Generation production						
55	Nuclear	2,202	2,174	28	9,464	9,406	58
56	Coal	2,621	2,565	56	10,921	11,550	(629)
57	Gas, oil and other	2,094	1,832	262	7,068	5,975	1,093
58	Total generation production	6,917	6,571	346	27,452	26,931	521
	Purchased power						
59	Firm load	1,243	1,463	(220)	7,441	7,063	378
60	Marketing and trading	83	102	(19)	380	453	(73)
61	Total purchased power	1,327	1,565	(238)	7,822	7,516	306
62	Total energy sources	8,243	8,136	107	35,274	34,447	827
	POWER PLANT PERFORMANCE						
	Capacity Factors						
63	Nuclear	87%	86%	1%	94%	94%	0%
64	Coal	61%	60%	1%	65%	68%	(3)%
65	Gas, oil and other	28%	21%	7%	24%	17%	7%
66	System average	49%	42%	7%	49%	43%	6%
	ECONOMIC INDICATORS						
	Building Permits (a)						
67	Metro Phoenix	4,969	4,426	543	21,655	18,813	2,842
	Arizona Job Growth (b)						
68	Payroll job growth (% over prior year)	2.5%	2.1%	0.4%	2.4%	1.9%	0.5%
69	Unemployment rate (%, seasonally adjusted)	6.0%	6.6%	(0.6)%	6.1%	6.8%	(0.7)%

Sources:
(a) U.S. Census Bureau
(b) Arizona Department of Economic Security

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